POWER OF ATTORNEY

                   KNOW ALL PERSONS BY THESE PRESENTS, That I

                                 Alan B. Arends

hereby constitute and appoint Erroll B. Davis, Jr. and Edward M. Gleason, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of IES Utilities Inc. (the "Company") to the Registration Statement on Form S-4, and any amendments (including post-effective amendments) or supplements thereto, relating to securities to be offered and sold pursuant to the Agreement and Plan of Merger, as amended, between the Company and Interstate Power Company ("IPC"), which provides for the merger of IPC with and into the Company, and to file said Registration Statement, and any amendment (including any post-effective amendment) or supplement thereto, with the Securities and Exchange Commission in connection with the registration of the above-referenced securities under the Securities Act of 1933, as amended.

     I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

     WITNESS my hand this 29th day of November, 2000.

                                        /s/ Alan B. Arends
                                        ----------------------------------------
                                        Alan B. Arends

                                POWER OF ATTORNEY

                   KNOW ALL PERSONS BY THESE PRESENTS, That I

                                  Jack B. Evans

hereby constitute and appoint Erroll B. Davis, Jr. and Edward M. Gleason, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of IES Utilities Inc. (the "Company") to the Registration Statement on Form S-4, and any amendments (including post-effective amendments) or supplements thereto, relating to securities to be offered and sold pursuant to the Agreement and Plan of Merger, as amended, between the Company and Interstate Power Company ("IPC"), which provides for the merger of IPC with and into the Company, and to file said Registration Statement, and any amendment (including any post-effective amendment) or supplement thereto, with the Securities and Exchange Commission in connection with the registration of the above-referenced securities under the Securities Act of 1933, as amended.

     I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

     WITNESS my hand this 29th day of November, 2000.

                                        /s/ Jack B. Evans
                                        ----------------------------------------
                                        Jack B. Evans

                                POWER OF ATTORNEY

                   KNOW ALL PERSONS BY THESE PRESENTS, That I

                                Rockne G. Flowers

hereby constitute and appoint Erroll B. Davis, Jr. and Edward M. Gleason, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of IES Utilities Inc. (the "Company") to the Registration Statement on Form S-4, and any amendments (including post-effective amendments) or supplements thereto, relating to securities to be offered and sold pursuant to the Agreement and Plan of Merger, as amended, between the Company and Interstate Power Company ("IPC"), which provides for the merger of IPC with and into the Company, and to file said Registration Statement, and any amendment (including any post-effective amendment) or supplement thereto, with the Securities and Exchange Commission in connection with the registration of the above-referenced securities under the Securities Act of 1933, as amended.

     I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

     WITNESS my hand this 29th day of November, 2000.

                                        /s/ Rockne G. Flowers
                                        ----------------------------------------
                                        Rockne G. Flowers

                                POWER OF ATTORNEY

                   KNOW ALL PERSONS BY THESE PRESENTS, That I

                                 Joyce L. Hanes

hereby constitute and appoint Erroll B. Davis, Jr. and Edward M. Gleason, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of IES Utilities Inc. (the "Company") to the Registration Statement on Form S-4, and any amendments (including post-effective amendments) or supplements thereto, relating to securities to be offered and sold pursuant to the Agreement and Plan of Merger, as amended, between the Company and Interstate Power Company ("IPC"), which provides for the merger of IPC with and into the Company, and to file said Registration Statement, and any amendment (including any post-effective amendment) or supplement thereto, with the Securities and Exchange Commission in connection with the registration of the above-referenced securities under the Securities Act of 1933, as amended.

     I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

     WITNESS my hand this 29th day of November, 2000.

                                        /s/ Joyce L. Hanes
                                        ----------------------------------------
                                        Joyce L. Hanes

                                POWER OF ATTORNEY

                   KNOW ALL PERSONS BY THESE PRESENTS, That I

                                     Lee Liu

hereby constitute and appoint Erroll B. Davis, Jr. and Edward M. Gleason, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of IES Utilities Inc. (the "Company") to the Registration Statement on Form S-4, and any amendments (including post-effective amendments) or supplements thereto, relating to securities to be offered and sold pursuant to the Agreement and Plan of Merger, as amended, between the Company and Interstate Power Company ("IPC"), which provides for the merger of IPC with and into the Company, and to file said Registration Statement, and any amendment (including any post-effective amendment) or supplement thereto, with the Securities and Exchange Commission in connection with the registration of the above-referenced securities under the Securities Act of 1933, as amended.

     I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

     WITNESS my hand this 29th day of November, 2000.

                                        /s/ Lee Liu
                                        ----------------------------------------
                                        Lee Liu

                                POWER OF ATTORNEY

                   KNOW ALL PERSONS BY THESE PRESENTS, That I

                               Katharine C. Lyall

hereby constitute and appoint Erroll B. Davis, Jr. and Edward M. Gleason, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of IES Utilities Inc. (the "Company") to the Registration Statement on Form S-4, and any amendments (including post-effective amendments) or supplements thereto, relating to securities to be offered and sold pursuant to the Agreement and Plan of Merger, as amended, between the Company and Interstate Power Company ("IPC"), which provides for the merger of IPC with and into the Company, and to file said Registration Statement, and any amendment (including any post-effective amendment) or supplement thereto, with the Securities and Exchange Commission in connection with the registration of the above-referenced securities under the Securities Act of 1933, as amended.

     I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

     WITNESS my hand this 29th day of November, 2000.

                                        /s/ Katharine C. Lyall
                                        ----------------------------------------
                                        Katharine C. Lyall

                                POWER OF ATTORNEY

                   KNOW ALL PERSONS BY THESE PRESENTS, That I

                                Arnold M. Nemirow

hereby constitute and appoint Erroll B. Davis, Jr. and Edward M. Gleason, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of IES Utilities Inc. (the "Company") to the Registration Statement on Form S-4, and any amendments (including post-effective amendments) or supplements thereto, relating to securities to be offered and sold pursuant to the Agreement and Plan of Merger, as amended, between the Company and Interstate Power Company ("IPC"), which provides for the merger of IPC with and into the Company, and to file said Registration Statement, and any amendment (including any post-effective amendment) or supplement thereto, with the Securities and Exchange Commission in connection with the registration of the above-referenced securities under the Securities Act of 1933, as amended.

     I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

     WITNESS my hand this 29th day of November, 2000.

                                        /s/ Arnold M. Nemirow
                                        ----------------------------------------
                                        Arnold M. Nemirow

                                POWER OF ATTORNEY

                   KNOW ALL PERSONS BY THESE PRESENTS, That I

                                Milton E. Neshek

hereby constitute and appoint Erroll B. Davis, Jr. and Edward M. Gleason, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of IES Utilities Inc. (the "Company") to the Registration Statement on Form S-4, and any amendments (including post-effective amendments) or supplements thereto, relating to securities to be offered and sold pursuant to the Agreement and Plan of Merger, as amended, between the Company and Interstate Power Company ("IPC"), which provides for the merger of IPC with and into the Company, and to file said Registration Statement, and any amendment (including any post-effective amendment) or supplement thereto, with the Securities and Exchange Commission in connection with the registration of the above-referenced securities under the Securities Act of 1933, as amended.

     I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

     WITNESS my hand this 29th day of November, 2000.

                                        /s/ Milton E. Neshek
                                        ----------------------------------------
                                        Milton E. Neshek

                                POWER OF ATTORNEY

                   KNOW ALL PERSONS BY THESE PRESENTS, That I

                                 Judith D. Pyle

hereby constitute and appoint Erroll B. Davis, Jr. and Edward M. Gleason, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of IES Utilities Inc. (the "Company") to the Registration Statement on Form S-4, and any amendments (including post-effective amendments) or supplements thereto, relating to securities to be offered and sold pursuant to the Agreement and Plan of Merger, as amended, between the Company and Interstate Power Company ("IPC"), which provides for the merger of IPC with and into the Company, and to file said Registration Statement, and any amendment (including any post-effective amendment) or supplement thereto, with the Securities and Exchange Commission in connection with the registration of the above-referenced securities under the Securities Act of 1933, as amended.

     I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

     WITNESS my hand this 29th day of November, 2000.

                                        /s/ Judith D. Pyle
                                        ----------------------------------------
                                        Judith D. Pyle

                                POWER OF ATTORNEY

                   KNOW ALL PERSONS BY THESE PRESENTS, That I

                                Robert W. Schlutz

hereby constitute and appoint Erroll B. Davis, Jr. and Edward M. Gleason, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of IES Utilities Inc. (the "Company") to the Registration Statement on Form S-4, and any amendments (including post-effective amendments) or supplements thereto, relating to securities to be offered and sold pursuant to the Agreement and Plan of Merger, as amended, between the Company and Interstate Power Company ("IPC"), which provides for the merger of IPC with and into the Company, and to file said Registration Statement, and any amendment (including any post-effective amendment) or supplement thereto, with the Securities and Exchange Commission in connection with the registration of the above-referenced securities under the Securities Act of 1933, as amended.

     I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

     WITNESS my hand this 29th day of November, 2000.

                                        /s/ Robert W. Schlutz
                                        ----------------------------------------
                                        Robert W. Schlutz

                                POWER OF ATTORNEY

                   KNOW ALL PERSONS BY THESE PRESENTS, That I

                              Wayne H. Stoppelmoor

hereby constitute and appoint Erroll B. Davis, Jr. and Edward M. Gleason, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of IES Utilities Inc. (the "Company") to the Registration Statement on Form S-4, and any amendments (including post-effective amendments) or supplements thereto, relating to securities to be offered and sold pursuant to the Agreement and Plan of Merger, as amended, between the Company and Interstate Power Company ("IPC"), which provides for the merger of IPC with and into the Company, and to file said Registration Statement, and any amendment (including any post-effective amendment) or supplement thereto, with the Securities and Exchange Commission in connection with the registration of the above-referenced securities under the Securities Act of 1933, as amended.

     I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

     WITNESS my hand this 29th day of November, 2000.

                                        /s/ Wayne H. Stoppelmoor
                                        ----------------------------------------
                                        Wayne H. Stoppelmoor

                                POWER OF ATTORNEY

                   KNOW ALL PERSONS BY THESE PRESENTS, That I

                                Anthony R. Weiler

hereby constitute and appoint Erroll B. Davis, Jr. and Edward M. Gleason, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of IES Utilities Inc. (the "Company") to the Registration Statement on Form S-4, and any amendments (including post-effective amendments) or supplements thereto, relating to securities to be offered and sold pursuant to the Agreement and Plan of Merger, as amended, between the Company and Interstate Power Company ("IPC"), which provides for the merger of IPC with and into the Company, and to file said Registration Statement, and any amendment (including any post-effective amendment) or supplement thereto, with the Securities and Exchange Commission in connection with the registration of the above-referenced securities under the Securities Act of 1933, as amended.

     I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

     WITNESS my hand this 29th day of November, 2000.

                                        /s/ Anthony R. Weiler
                                        ----------------------------------------
                                        Anthony R. Weiler